                                                                    Exhibit 24.1

                               STERIS CORPORATION
                               ------------------

                                POWER OF ATTORNEY
                                -----------------


               The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, with respect to the resale by Mr. Gilleland of 727,938 STERIS Common Shares which were authorized for issuance in connection with the transactions consummated on May 13, 1996 in accordance with the Agreement and Plan of Merger, dated December 16, 1995 between STERIS and AMSCO International, Inc., hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 5, 1996.



                               /s/ Bill R. Sanford
                               -------------------------------

                                                                    Exhibit 24.1

                               STERIS CORPORATION
                               ------------------

                                POWER OF ATTORNEY
                                -----------------


               The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, with respect to the resale by Mr. Gilleland of 727,938 STERIS Common Shares which were authorized for issuance in connection with the transactions consummated on May 13, 1996 in accordance with the Agreement and Plan of Merger, dated December 16, 1995 between STERIS and AMSCO International, Inc., hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 5, 1996.



                              /s/ Russell L. Carson
                              -------------------------------

                                                                    Exhibit 24.1

                               STERIS CORPORATION
                               ------------------

                                POWER OF ATTORNEY
                                -----------------


               The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, with respect to the resale by Mr. Gilleland of 727,938 STERIS Common Shares which were authorized for issuance in connection with the transactions consummated on May 13, 1996 in accordance with the Agreement and Plan of Merger, dated December 16, 1995 between STERIS and AMSCO International, Inc., hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 5, 1996.
               --


                               /s/ Raymond A. Lancaster
                               -------------------------------

                                                                    Exhibit 24.1

                               STERIS CORPORATION
                               ------------------

                                POWER OF ATTORNEY
                                -----------------


               The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, with respect to the resale by Mr. Gilleland of 727,938 STERIS Common Shares which were authorized for issuance in connection with the transactions consummated on May 13, 1996 in accordance with the Agreement and Plan of Merger, dated December 16, 1995 between STERIS and AMSCO International, Inc., hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 5, 1996.
               --


                               /s/ Thomas J. Magulski
                               -------------------------------

                                                                    Exhibit 24.1

                               STERIS CORPORATION
                               ------------------

                                POWER OF ATTORNEY
                                -----------------


               The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, with respect to the resale by Mr. Gilleland of 727,938 STERIS Common Shares which were authorized for issuance in connection with the transactions consummated on May 13, 1996 in accordance with the Agreement and Plan of Merger, dated December 16, 1995 between STERIS and AMSCO International, Inc., hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 5, 1996.
               --


                               /s/ J.B. Richey
                               -------------------------------

                                                                    Exhibit 24.1

                               STERIS CORPORATION
                               ------------------

                                POWER OF ATTORNEY
                                -----------------


               The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, with respect to the resale by Mr. Gilleland of 727,938 STERIS Common Shares which were authorized for issuance in connection with the transactions consummated on May 13, 1996 in accordance with the Agreement and Plan of Merger, dated December 16, 1995 between STERIS and AMSCO International, Inc., hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 5, 1996.
               --


                               /s/ Jerry E. Robertson, Ph.D.
                               -------------------------------

                                                                    Exhibit 24.1

                               STERIS CORPORATION
                               ------------------

                                POWER OF ATTORNEY
                                -----------------


               The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, with respect to the resale by Mr. Gilleland of 727,938 STERIS Common Shares which were authorized for issuance in connection with the transactions consummated on May 13, 1996 in accordance with the Agreement and Plan of Merger, dated December 16, 1995 between STERIS and AMSCO International, Inc., hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 5, 1996.
               --


                               /s/ Frank E. Samuel, Jr.
                               -------------------------------

                                                                    Exhibit 24.1

                               STERIS CORPORATION
                               ------------------

                                POWER OF ATTORNEY
                                -----------------


               The undersigned, an officer or director, or both an officer and director of STERIS Corporation ("STERIS"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, with respect to the resale by Mr. Gilleland of 727,938 STERIS Common Shares which were authorized for issuance in connection with the transactions consummated on May 13, 1996 in accordance with the Agreement and Plan of Merger, dated December 16, 1995 between STERIS and AMSCO International, Inc., hereby constitutes and appoints Bill R. Sanford, Michael A. Keresman, III and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of June 5, 1996.
               --


                               /s/ Loyal W. Wilson
                               -------------------------------